SCIOTO INVESTMENT COMPANY

ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2002,

PRIVACY STATEMENT,

NOTICE OF ANNUAL MEETING, and

PROXY STATEMENT

SCIOTO INVESTMENT COMPANY

c/o 4561 Lanes End St., Columbus, OH 43220-4254

DIRECTORS: Stephen Kellough (Sr.); Marilyn Brown Kellough; John E. Josephson; Joseph L. Churilla, Jr.; Stephen E. Dutton

OFFICERS: Stephen Kellough (Sr.) — Chairman, President, CEO, and Treasurer; Marilyn Brown Kellough — Vice President and Secretary; Deborah Kellough Sayre — Vice President — Administration; Elizabeth Anne Kellough — Vice President — Asst. Secretary; Stephen Wayne Kellough — Vice President — Asst. Treasurer

LEGAL COUNSEL: Porter, Wright, Morris & Arthur LLP, Columbus, OH

AUDITOR: Deloitte & Touche LLP, Columbus, OH

Class A Common Stock Transfer Agent and Registrar: National City Bank, Stock Transfer Dept., Corp. Trust Operations, 4100 West 150th St., 3rd Floor, Cleveland, OH 44135-1385

U.S. Consumer Price Index		Bond Portfolio Weighted Average Maturity Term in Years at December 31	Class A Common Stock Market Price per Share at December 31
			Bid	Asked
1976	4.8%
1977	6.8
1978	9.0
1979	13.3
1980	12.4
1981	8.9
1982	3.8
1983	4.0
1984	4.0
1985	3.8	7.1	$ 7.00
1986	1.1	7.0	7.50
1987	4.4	6.2	7.50
1988	4.4	6.0	8.20
1989	4.7	3.8	9.00
1990	6.1	3.3	12.00
1991	3.1	3.0	12.00	$15.00
1992	2.9	2.8	11.50	14.50
1993	2.8	2.0	11.00	15.00
1994	2.7	1.4	12.00	14.00
1995	2.5	1.4	11.50	14.00
1996	3.3	2.0	8.00
1997	2.0	1.4
1998	1.6	3.5
1999	2.5	4.0
2000	3.4	4.4
2001	2.2	5.5
2002	2.4	4.9

SCIOTO INVESTMENT COMPANY

c/o 4561 LANES END ST., COLUMBUS, OH 43220-4254

Dear Fellow Shareholders:

For the year ended December 31, 2002, Scioto Investment Company (“Scioto”) earned net investment income of $0.41 per share, down from $0.46 per share for 2001. Scioto distributed dividends of $0.42 per share in 2002 compared to dividends of $0.45 per share in 2001. Net asset value per share increased $0.72 to $17.88 at December 31, 2002, from $17.16 at December 31, 2001. Unrealized appreciation of investments was $0.73 per share in 2002 versus $0.03 per share in 2001. Please refer to the accompanying financial statements and schedules as audited by Deloitte & Touche LLP for the detailed Scioto financial information.

On behalf of Scioto, I would like to take this opportunity to thank and to recognize Kent K. Rinker for his seven years of valuable service and thoughtful insight as a director of Scioto. Mr. Rinker has retired from Scioto’s Board of Directors and is not standing for re-election at the Company’s annual meeting of shareholders to be held in Columbus on June 11, 2003.

Since 1976, Scioto has qualified as both a regulated investment company under the Internal Revenue Code and a non-diversified closed-end management company under the Investment Company Act of 1940. It is expected that the Company will again so qualify in 2003. Under Scioto’s continuing dividend policy, it is expected that virtually all of the Company’s 2003 net investment income will be distributed to shareholders as quarterly dividends which are exempt from federal income tax.

Scioto invests in bonds of Ohio issuers which are rated “A” or better by Moody’s Investors Service, Inc. at the time of purchase before the effect of bond insurance coverage. The bond interest is exempt from federal income tax and is also exempt from the Ohio and local income taxes of Ohio residents. Please refer to the “Federal Income Tax” section of Note 1 to the Financial Statements on page 20 of this report for additional Scioto tax information.

Sincerely,

SCIOTO INVESTMENT COMPANY

by Stephen Kellough (Sr.); Chairman, President, CEO and Treasurer; May 2003

Scioto Investment Company

Client Privacy Statement

On June 22, 2000, the Securities and Exchange Commission adopted Regulation S-P relating to the privacy of consumer financial information. Regulation S-P requires that financial institutions provide privacy notices in various instances and to adopt policies and procedures to protect the personal information of its consumers and customers. This statement describes our privacy policy and how we handle your personal information.

We are Committed to Protecting Your Privacy.

We respect every individual’s right to privacy. We understand the importance you place on the privacy and security of information that personally identifies you or your affiliation with us.

Why and How We Collect Personal Information.

We collect personal information about you for the purpose of providing you with information about your investment with the Company, including proxy materials, annual reports and initiatives proposed by the Company and its board of directors, as well as for processing your requests for information and providing shareholder services. The personal information we collect about you includes:

•	Information we receive from you in connection with your purchase of shares of the Company, as well as additional information you may provide us in connection with your ongoing ownership of the shares, such as your home address, telephone number and certain financial information;

•	Information that we generate to service your shareholder account, such as account statements; and

•	Information that we may receive from third parties with respect to your shareholder account, such as the acquisition or disposition of shares of the Company.

We Protect the Confidentiality of Your Personal Information in the Following Manner:

We do not sell personal information to anyone.

We disclose personal information only as required by law or with your permission.

We disclose or report personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, or to protect our rights or property.

We use personal information in ways that are compatible with the purposes for which we originally requested it. For example, we will use the information you give us to provide you with shareholder information and to present to you, in the form of a proxy statement, matters which require the vote of our shareholders. To do so, we may share personal information with an agent or affiliate.

We limit the collection and use of personal information to what is necessary to administer our business and to deliver information about us to you.

When We Share Your Personal Information With Our Affiliates.

In order for us to provide you with information about us, we do disclose your personal information in very limited instances which include:

•	Disclosures to companies as permitted by law, including those necessary to service your account, such as providing account information to brokers and custodians;

•	Disclosures to companies that perform services on our behalf, such as mailing your shareholder account statement, our annual report and proxy materials to you.

How We Protect Your Personal Information That We Share With Our Affiliates

When we share personal information with an agent or affiliate, we protect that personal information with a strict confidentiality agreement. Companies that we hire to provide support services or act as our agent must conform to our privacy standards.

Our internal policies prohibit employees who have access to our customer’s personal information from using or disclosing the information except for business use. All employees are required to sign a confidentiality agreement that requires them to protect your personal information.

On occasion we may request that a company that is not affiliated with us distribute your shareholder account statement, our annual report or proxy materials and other related materials and information. In all cases your personal information is protected by a strict confidentiality agreement. We do not allow any non-affiliated companies to retain your personal information longer than necessary to provide you with the information we have requested they deliver to you.

Updating Your Personal Information.

We will give you reasonable access to the information we have about you. Most of this information is contained in shareholder account statements that you receive and materials that you submit in connection with proxy voting. The accuracy of your personal information is important. If you need to correct or update your personal information, please contact us at Scioto Investment Company, c/o Richard E. Schafer Co., 4770 Indianola Avenue, Columbus, Ohio 43214. One of our officers will be happy to review, correct or update your personal information.

Scioto Investment Company

Bond Listing Under the 5-25-50% Rule of Internal Revenue Code Sec. 851(b)(3) of Subchapter M

December 31, 2002

Total Asset Value	$8,026,612
5% of Total Asset Value	$401,331
25% of Total Asset Value	$2,006,653
50% of Total Asset Value	$4,013,306

Bond Issuer	Maturity Date	Purchase Date	Yield to Maturity at Purchase Date	Market Value	% of Total Asset Value
Akron, Ohio MBIA	12/01/2012	12/06/2001	4.023%	$612,816	7.63%

Hilliard, Ohio CSD	12/01/2007	04/12/2000	4.800%	335,967	4.19%
Hilliard, Ohio CSD	12/01/2008	04/12/2000	4.850%	336,951	4.20%

Total Hilliard, Ohio CSD				672,918	8.39%

Ohio State PUB FACS Commn. Higher	12/01/2003	11/27/1998	3.650%	309,075	3.85%
Ohio State PUB FACS Commn. Higher	06/01/2006	12/10/1998	4.000%	318,753	3.97%
Ohio State PUB FACS Commn. Higher	06/01/2007	12/10/1998	4.000%	213,774	2.66%

Total Ohio State PUB FACS Commn. Higher				841,602	10.48%
.
Ohio State Univ. Gen. RCPTS	12/01/2009	12/01/1999	5.060%	1,001,169	12.47%

TOTAL				$3,128,505	38.97%

SCIOTO INVESTMENT COMPANY

Columbus, Ohio

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, June 11, 2003

To the Shareholders of

Scioto Investment Company

The Annual Meeting of Shareholders of Scioto Investment Company, which was incorporated in 1933 in Ohio (the “Fund”), will be held at the law offices of Porter, Wright, Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio on Wednesday, June 11, 2003, at 10:00 a.m. local time, for the following purposes:

(1)    To fix the number of directors at five (5) and to elect five (5) directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)    To consider and act upon a proposal to approve the selection of Deloitte & Touche LLP as the independent public accountants for the Fund and their predecessors since 1937 for the fiscal year ending December 31, 2003; and

(3)    To consider and act upon any matters incidental to the foregoing and to transact such other matters as may properly come before the meeting and any adjournment or adjournments thereof.

Shareholders of record at the close of business on Thursday, May 1, 2003, will be entitled to notice of and to vote at the meeting.

If you do not expect to be present at the meeting, please fill in, date, sign and return the enclosed Proxy, which is solicited by the Board of Directors. The Proxy is revocable and will not affect your right to vote in person in the event that you attend the meeting.

By Order of the Board of Directors

May 10, 2003	MARILYN BROWN KELLOUGH, Secretary

IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE ACCOMPANYING ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

SCIOTO INVESTMENT COMPANY

c/o 4561 Lanes End Street

Columbus, Ohio 43220-4254

PROXY STATEMENT FOR ANNUAL MEETING OF

SHAREHOLDERS—Wednesday, June 11, 2003

The accompanying Proxy is solicited by the Board of Directors of Scioto Investment Company, which was incorporated in 1933 in Ohio (the “Fund”), in connection with the Annual Meeting of Shareholders to be held at the law offices of Porter Wright Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio, on Wednesday, June 11, 2003, at 10:00 a.m. local time. Every executed Proxy returned in time to be voted at the meeting will be voted, and if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposals. Anyone giving a Proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

At the close of business on Thursday, May 1, 2003, the record date for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 108,800 Class A Common Shares (one vote per share) and 339,150 Class B Common Shares (ten votes per share).

Under the laws of Ohio, if notice in writing is given by any shareholder possessing the power to vote at the election of directors, to the President, a Vice President or the Secretary of a corporation, not less than 48 hours before the time fixed for holding a meeting of the shareholders for the purpose of electing directors, if notice of such meeting has been given at least ten days prior thereto, and otherwise not less than 24 hours before such time, that he desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder possessing the power to vote for the election of directors has the right to cumulate such voting power as he possesses and to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his votes, or to distribute his votes on the same principle among two or more candidates, as he sees fit. In the event that cumulative voting shall be in effect for the election of directors at the forthcoming Annual Meeting, the votes represented by Proxies obtained by this solicitation, unless otherwise directed, will be distributed among the nominees set forth below in such manner and proportion as is directed by the Board of Directors.

This Proxy Statement and Proxy were first mailed to shareholders on or about May 10, 2003.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth as of May 1, 2003, each person and group known by the Board of Directors of the Fund to own beneficially more than 5% of any class of the Fund’s outstanding voting securities and the beneficial ownership of such securities on that date of all directors and executive officers of the Fund as a group.

Name and Address of Beneficial Owner	Whole Shares Class of Stock of the Fund	Total Owned Beneficially As of May 1, 2003		Percent Of Class

Stephen Kellough (Sr.) Columbus, Ohio 43220	Class A Class B	22,410 2,450		20.60% 0.72%

Marilyn Brown Kellough Columbus, Ohio 43220	Class A Class B	26,850 241,500	(1) (1)	24.68% 71.21%

Marilyn and Stephen Kellough (Sr.) (consolidated)(2)	Class A Class B	49,260 243,950	(1) (1)	45.28% 71.93%

Elizabeth Anne Kellough Powell, Ohio 43065	Class A Class B	11,350 40,100		10.43% 11.83%

Stephen Wayne Kellough Columbus, Ohio 43220	Class A Class B	11,350 40,100		10.43% 11.83%

Executive Officers and Directors as a group (8 in group)	Class A Class B	71,980 339,150		66.16% 100.00%

(1)	The beneficial ownership figures for Mrs. Kellough include 57,700 Class B Common Shares held as trustee of the Wayne E. Brown Testamentary Trust and 39,950 Class B Common Shares and 11,350 Class A Common Shares held as trustee of the Mary Ruth Brown Testamentary Trust. Mrs. Kellough disclaims beneficial ownership of those shares as to which she has no beneficial interest.

(2)	The beneficial ownership figures have been consolidated for Mr. and Mrs. Kellough (Sr.) who are husband and wife. They nevertheless disclaim the beneficial ownership of each other’s shares.

ELECTION OF DIRECTORS

The Board of Directors of the Fund intends that the shares represented by Proxies will be voted for fixing the number of directors at five (5) and, unless otherwise directed, for the election of the following nominees as directors, to hold office until the next Annual Meeting of Shareholders and until their successors are elected or qualified. Should any of the nominees be unable to accept the nomination or election, which the Board of Directors has no reason to anticipate, the shares represented by Proxies may be voted for the election of such other person or persons as the Board of Directors recommends. Each of the nominees is a member of the present Board of Directors. Each of the current directors of the Fund first became a director of the Fund in the year indicated. Nominees receiving the greatest number of votes shall be elected.

Abstentions and non-votes are not counted in the election of directors and thus have no effect. The Fund does not have standing audit, nominating, or compensation committees.

Name, Age and Principal Occupation	Director Of Fund Since	Shares Owned Beneficially As Of May 1, 2003	Total Percent Of Class

Stephen Kellough (Sr.); age 76 Chairman, President, CEO and Treasurer of the Fund (52 years to date total service in various capacities); Retired Director (1972-1983) and Retired Executive Vice President (1976-1983), Big Bear Stores Company, a retail grocery and general merchandise chain, founded by Wayne E. Brown in 1933.*	1972	(1)	(1)

Marilyn Brown Kellough; age 73 Vice President and Secretary of the Fund.*	1976	(1)	(1)

John E. Josephson; age 56 Independent Consultant (September 1995—present); President and CEO, Big Bear Stores, a division of Penn Traffic Company (June 1989—September 1995)	1998	10	(2)

Joseph L. Churilla, Jr.; age 44 Finance Manager, Wendy’s International, Inc. (1988-present)	2001	10	(2)

Stephen E. Dutton; age 53 Chief Financial Officer, Chief Operating Officer and Partner Don M. Casto Organization, (1995-present) Mr. Dutton also serves as a Director of Huntington Preferred Capital, Inc., a company which has a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934.	2002	-0-	-0-

(1)	See the preceding chart for share ownership information as it relates to Mr. and Mrs. Kellough (Sr.).
(2)	Represents less than 1% of outstanding shares.
*	Interested persons in the fund.

DIRECTORS, OFFICERS AND THEIR REMUNERATION

The Board of Directors of the Fund met three times, and took one action by unanimous written consent, during 2002. The directors, other than Marilyn and Stephen Kellough (Sr.), receive a fee of $750.00 for each calendar quarter. Marilyn and Stephen Kellough (Sr.) did not receive any director’s fees. It is the policy of the Fund to have the Board take action quarterly, either at a meeting or by unanimous written consent.

The Executive Officers of the Fund have no agreed upon terms of employment and serve at the pleasure of the Board of Directors. Marilyn and Stephen Kellough (Sr.), Elizabeth Anne Kellough, Stephen Wayne Kellough and Deborah Kellough Sayre were the only Executive Officers of the Fund during 2002. Mr. Stephen Kellough (Sr.) has served as President of the Fund since 1976. Prior to his retirement after 32 years service in 1983, Mr. Stephen Kellough (Sr.) served as Director (1972-1983) and as Executive Vice President (1976-1983) of Big Bear Stores Company, where he was responsible for corporate warehousing, transportation, real estate, construction and maintenance, managed the Buckeye Stamp subsidiary and served as a trustee (1966-1983) of the Profit-Sharing Plan and each of five Corporate Pension Plans. Mr. Stephen Kellough (Sr.) has served for 52 years the Fund in its present operation as an investment company and in its operation prior to 1976 as a retail grocery and general merchandise chain. Mrs. Marilyn Kellough was a homemaker prior to becoming an officer of the Fund in 1976. She has served in her present capacity since that time.

For its fiscal year ended December 31, 2002, the Fund paid an aggregate of $12,750 in directors’ fees to directors other than Marilyn and Stephen Kellough (Sr.). The foregoing represents the total remuneration paid by the Fund to officers and directors during that fiscal year and is set forth in the following table.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid To Directors

Stephen Kellough (Sr.) President and Treasurer	-0-	-0-	-0-	-0-

Marilyn Brown Kellough Vice President and Secretary	-0-	-0-	-0-	-0-

Kent K. Rinker Director	$3,000	-0-	-0-	$3,000

John E. Josephson Director	$3,000	-0-	-0-	$3,000

Joseph E. Churilla, Jr Director	$3,000	-0-	-0-	$3,000

Stephen E. Dutton Director	$3,000	-0-	-0-	$3,000

Paul Trott Director	$750	-0-	-0-	$750

RATIFICATION OR REJECTION OF SELECTION

OF INDEPENDENT ACCOUNTANTS

The Board of Directors of the Fund has selected Deloitte & Touche LLP as the independent accountants of the Fund. Unless instructed in the Proxy to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of Deloitte & Touche LLP as independent accountants of the Fund to serve for the fiscal year ending December 31, 2003. Deloitte & Touche LLP became the independent accountants for the Fund in February 1976, when the Fund was operating as Big Bear Stores Company, an Ohio corporation. Deloitte & Touche LLP has no direct or material indirect financial interest in or other relationship with the Fund. Ratification will require the favorable vote of the holders of shares entitling them to exercise a majority of the voting power of the Fund. Abstentions and non-votes are not counted in the ratification of independent accountants and thus have no effect.

A representative of Deloitte & Touche LLP will be present at the Annual Meeting with an opportunity to make a statement if he desires to do so and to respond to appropriate questions. The Fund has no audit or other similar committee.

PROPOSALS BY SHAREHOLDERS FOR 2004 ANNUAL MEETING

If any shareholder of the Fund wishes to submit a proposal to be included in next year’s Proxy Statement and acted upon at the annual meeting of the Fund to be held in 2004, the proposal must be received by the Fund prior to the close of business on January 14, 2004.

COMPLIANCE WITH SECTION 30(f) OF

THE INVESTMENT COMPANY ACT OF 1940.

Section 30(f) of the Investment Company Act of 1940 requires the Company’s officers, directors and persons who are beneficial owners of more than ten percent of the Company’s Common Stock (“reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 30(f) forms filed by them. Based on its review of the copies of Section 30(f) forms received by it, the Company believes that, during 2002, all filing requirements applicable to reporting persons were complied with.

GENERAL INFORMATION

As of the date of this statement, the Board of Directors knows of no other business that will come before the meeting. Should any other matter requiring a vote of shareholders arise, the Proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such Proxies discretionary authority to vote the same in respect to any such other matter in accordance with their best judgment.

The Fund’s annual report, including financial statements, is being mailed to shareholders with the mailing of this Proxy material. Extra copies of the annual report are available upon request.

The Fund will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by officers, directors and employees of the Fund, personally or by telephone or telegraph, and the Fund will reimburse banks, brokers and nominees for their out-of-pocket expenses incurred in sending proxy material to the beneficial owners of shares held by them.

By Order of the Board of Directors

May 10, 2003	MARILYN BROWN KELLOUGH, Secretary

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of Scioto Investment Company:

We have audited the accompanying statements of net assets of Scioto Investment Company, including the schedules of investments, as of December 31, 2002 and 2001, and the related statements of operations and of changes in net assets, and the financial highlights for each of the five years in the period ended December 31, 2002. These financial statements and the financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 and 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scioto Investment Company as of December 31, 2002 and 2001, and the results of its operations, the changes in its net assets, and the financial highlights for each of the five years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

/s/    Deloitte & Touche LLP

January 31, 2003

SCIOTO INVESTMENT COMPANY

STATEMENTS OF NET ASSETS

DECEMBER 31, 2002 AND 2001

	2002	2001
ASSETS:
Investments in money market funds and securities—at quoted market value (amortized cost, 2002–$7,576,046; 2001–$7,573,374)	$7,994,009	$7,656,669
Interest receivable	31,001	38,922
Cash	1,602	1,835
Prepaid expenses		680

Total assets	8,026,612	7,698,106

LIABILITIES:
Accrued expenses—professional and transfer agent fees	17,333	17,098

Total liabilities	17,333	17,098

NET ASSETS (net asset value per common share based on 447,950 common shares outstanding, 2002–$17.89; 2001–17.16	$8,009,279	$7,681,008

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

SCHEDULES OF INVESTMENTS

DECEMBER 31, 2002 AND 2001

	December 31, 2002
NAME OF ISSUER AND TITLE OF ISSUE	Moody’s Investors Service, Inc. Bond Rating (Unaudited)		Moody’s Investors Service, Inc. Bond Rating Before Insurance (Unaudited)	Yield to Maturity (Based on Quoted Market Value)	Coupon Interest Rate		Due Date
UNAFFILIATED MONEY MARKET FUNDS:
Fifth Third Government Securities Trust				0.80%	0.80%		Demand
Fifth Third Municipal Money Market				0.61	0.61		Demand

Total unaffiliated money market funds

UNAFFILIATED MUNICIPAL BONDS:
Akron Ohio MBIA	Aaa		NR	3.91	4.000		12/01/2012
Barberton, Ohio City School District (CSD)	Aaa		A3	4.12	4.350		11/01/2004
Cincinnati, Ohio	Aa1		NR	4.61	5.125		12/01/2006
Columbus, Ohio Mun. Airport	Aaa		A2	4.50	4.500		01/01/2003
Cuyahoga County, Ohio Capital Impt.	Aa1		NR	4.82	5.000		12/01/2003
Hamilton County, Ohio Waste Water System	Aaa		NR	4.09	4.300		10/15/2004
Hilliard, Ohio CSD	Aa2		NR	4.60	5.150		12/01/2007
Hilliard, Ohio CSD	Aa2		NR	4.63	5.200		12/01/2008
Lakewood, Ohio CSD	Aaa		NR	.00	.000	(3)	12/01/2009
Lockland, Ohio CSD	Aaa		A2	4.51	4.800		12/01/2004
Mahoning County, Ohio Ref-Ser B	Aaa		A3	4.37	4.500		12/01/2003
Mason, Ohio Cfts. Partn. FACS	Aaa		NR	4.10	4.300		12/01/2011
North Ridgeville, Ohio Var. Purp.	Aaa		A1	3.94	4.100		12/01/2011
Ohio State PUB FACS Commn. Higher	Aa		NR	4.37	4.500		12/01/2003
Ohio State PUB FACS Commn. Higher	Aaa		Aa2	3.76	4.000		06/01/2006
Ohio State PUB FACS Commn. Higher	Aaa		Aa2	3.84	4.100		06/01/2007
Ohio State Univ. Gen. RCPTS.		(2)	Aa2	4.49	5.000		12/01/2009
Strongsville, Ohio Rfdg. & Impt.	Aaa		Aa2	3.80	4.000		12/01/2009
University of Cincinnati, Ohio	Aaa		A1	4.10	4.400		12/01/2005
Warrensville, Ohio	Aaa		A1	4.46	4.850		12/01/2005
Westerville, Ohio CSD	Aa3		NR	3.55	3.750		12/01/2005
Wooster, Ohio	Aa1		NR	3.73	3.850		12/01/2010
Worthington, Ohio	Aa		NR	3.74	4.000		12/01/2006
Worthington, Ohio	Aa		NR	3.77	4.000		12/01/2008
Dayton, Ohio G/O FGIC							12/01/2002
Wooster, Ohio CSD							12/01/2002

Total unaffiliated municipal bonds

TOTAL

	December 31, 2002
NAME OF ISSUER AND TITLE OF ISSUE	Principal Amount		Annual Coupon Interest Income	Amortized Cost	Quoted Market Value	% of Total Portfolio (Based on Quoted Market Value)
UNAFFILIATED MONEY MARKET FUNDS:
Fifth Third Government Securities Trust	$170		$1	$170	$170
Fifth Third Municipal Money Market	680,307		4,150	680,307	680,307	8.51%

Total unaffiliated money market funds	680,477		4,151	680,477	680,477	8.51

UNAFFILIATED MUNICIPAL BONDS:
Akron Ohio MBIA	600,000		24,000	598,918	612,816	7.67
Barberton, Ohio City School District (CSD)	300,000		13,050	300,000	316,179	3.96
Cincinnati, Ohio	255,000		13,069	258,413	283,119	3.54
Columbus, Ohio Mun. Airport	200,000		9,000	200,000	200,068	2.50
Cuyahoga County, Ohio Capital Impt.	300,000		15,000	304,169	310,428	3.88
Hamilton County, Ohio Waste Water System	200,000		8,600	200,000	210,406	2.63
Hilliard, Ohio CSD	300,000		15,450	304,273	335,967	4.20
Hilliard, Ohio CSD	300,000		15,600	305,019	336,951	4.22
Lakewood, Ohio CSD	200,000			138,388	155,314	1.94
Lockland, Ohio CSD	200,000		9,600	200,334	212,982	2.66
Mahoning County, Ohio Ref-Ser B	300,000		13,500	300,513	309,048	3.87
Mason, Ohio Cfts. Partn. FACS	300,000		12,900	303,271	314,595	3.94
North Ridgeville, Ohio Var. Purp.	200,000		8,200	202,179	207,944	2.60
Ohio State PUB FACS Commn. Higher	300,000		13,500	302,123	309,075	3.87
Ohio State PUB FACS Commn. Higher	300,000		12,000	300,000	318,753	3.99
Ohio State PUB FACS Commn. Higher	200,000		8,200	200,740	213,774	2.67
Ohio State Univ. Gen. RCPTS.	900,000		45,000	897,092	1,001,169	12.52
.Strongsville, Ohio Rfdg. & Impt.	300,000		12,000	306,949	315,570	3.95
University of Cincinnati, Ohio	300,000		13,200	301,104	321,990	4.03
Warrensville, Ohio	170,000		8,245	170,427	184,887	2.31
Westerville, Ohio CSD	300,000		11,250	301,406	316,521	3.96
Wooster, Ohio	200,000		7,700	199,752	206,236	2.58
Worthington, Ohio	150,000		6,000	151,035	160,499	2.01
Worthington, Ohio	150,000		6,000	149,464	159,241	1.99
Dayton, Ohio G/O FGIC		(1)
Wooster, Ohio CSD		(1)

Total unaffiliated municipal bonds	6,925,000		301,064	6,895,569	7,313,532	91.49

TOTAL	$7,605,477		$305,215	$7,576,046	$7,994,009	100.00%

	December 31, 2001
NAME OF ISSUER AND TITLE OF ISSUE	Principal Amount	Annual Coupon Interest Income	Amortized Cost	Quoted Market Value	% of Total Portfolio (Based on Quoted Market Value)
UNAFFILIATED MONEY MARKET FUNDS:
Fifth Third Government Securities Trust	$170	$10	$170	$170
Fifth Third Municipal Money Market	263,437	9,431	263,437	263,437	3.44%

Total unaffiliated money market funds	263,607	9,441	263,607	263,607	3.44

UNAFFILIATED MUNICIPAL BONDS:
Akron Ohio MBIA	600,000	24,000	598,809	559,770	7.31
Barberton, Ohio City School District (CSD)	300,000	13,050	300,000	311,193	4.06
Cincinnati, Ohio	255,000	13,069	259,285	271,371	3.54
Columbus, Ohio Mun. Airport	200,000	9,000	200,355	204,622	2.67
Cuyahoga County, Ohio Capital Impt.	300,000	15,000	309,172	314,352	4.11
Hamilton County, Ohio Capital Impt.	200,000	8,600	200,000	207,082	2.71
Hilliard, Ohio CSD	300,000	15,450	305,142	318,468	4.16
Hilliard, Ohio CSD	300,000	15,600	305,867	317,850	4.15
Lakewood, Ohio CSD	200,000		138,388	138,472	1.81
Lockland, Ohio CSD	200,000	9,600	200,509	210,464	2.75
Mahoning County, Ohio Ref-Ser B	300,000	13,500	301,073	311,433	4.07
Mason, Ohio Cfts. Partn. FACS	300,000	12,900	303,632	293,211	3.83
North Ridgeville, Ohio Var. Purp.	200,000	8,200	202,423	193,864	2.53
Ohio State PUB FACS Commn. Higher	300,000	13,500	304,439	311,721	4.07
Ohio State PUB FACS Commn. Higher	300,000	12,000	300,000	303,504	3.96
Ohio State PUB FACS Commn. Higher	200,000	8,200	200,907	199,938	2.61
Ohio State Univ. Gen. RCPTS.	900,000	45,000	896,672	938,934	12.26
Strongsville, Ohio Rfdg. & Impt.	300,000	12,000	307,954	293,232	3.83
University of Cincinnati, Ohio	300,000	13,200	301,482	310,707	4.06
Warrensville, Ohio	170,000	8,245	170,574	179,173	2.34
Westerville, Ohio CSD	300,000	11,250	301,888	303,711	3.97
Wooster, Ohio	200,000	7,700	199,707	191,412	2.50
Worthington, Ohio	150,000	6,000	151,305	152,495	1.99
Worthington, Ohio	150,000	6,000	149,371	148,913	1.95
Dayton, Ohio G/O FGIC	300,000	10,950	300,175	304,932	3.98
Wooster, Ohio CSD	100,000	4,300	100,638	102,238	1.34

Total unaffiliated municipal bonds	7,325,000	316,314	7,309,767	7,393,062	96.56

TOTAL	$7,588,607	$325,755	$7,573,374	$7,656,669	100.00%

Ratings shown have not been audited by Deloitte & Touche LLP.

(1)	Total principal amount of 2001 maturities—$400,000.
(2)	NR—Not rated.
(3)	Zero coupon bond.

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, 2000, 1999, AND 1998

	Year Ended December 31,
	2002	2001	2000	1999	1998
INVESTMENT INCOME:
Nontaxable interest (net of excess of bond premium amortization over discount accretion, 2002–$14,200; 2001–$15,195; 2000–$15,289; 1999–$27,088; 1998–$26,421) (Note 1)	$310,833	$309,038	$313,998	$280,559	$303,234
Taxable interest					2

Total investment income	310,833	309,038	313,998	280,559	303,236

OPERATING EXPENSES:
Professional services:
Accounting and bookkeeping	19,860	19,610	17,770	18,320	16,775
Audit and tax	17,085	22,950	23,455	23,582	17,793
Legal	22,682	21,965	20,462	16,149	13,010
Transfer agent fees	11,688	9,600	5,529	8,428	4,705
Directors’ fees	13,750	14,250	12,000	11,750	9,000
SEC examination fees	24,732
Miscellaneous	13,805	19,155	21,407	5,225	4,285

Total operating expenses	123,602	107,530	100,623	83,454	65,568

NET INVESTMENT INCOME	187,231	201,508	213,375	197,105	237,668

REALIZED AND UNREALIZED GAIN ON INVESTMENTS—Unrealized appreciation (depreciation) of investments	327,387	13,500	189,135	(168,785)	13,298

Net gain (loss) on investments	327,387	13,500	189,135	(168,785)	13,298

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$514,618	$215,008	$402,510	$28,320	$250,966

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, 2000, 1999 AND 1998

	Year Ended December 31,
	2002	2001	2000	1999	1998
INCREASE IN NET ASSETS:
Operations:
Investment income—net	$187,231	$201,508	$213,375	$197,105	$237,668
Realized and unrealized appreciation (depreciation) of investments	327,387	13,500	189,135	(168,785)	13,298

Increase in net assets resulting from operations	514,618	215,008	402,510	28,320	250,966
DIVIDENDS TO SHAREHOLDERS FROM INVESTMENT INCOME—Net	(186,347)	(199,786)	(215,464)	(197,098)	(234,726)

TOTAL INCREASE (DECREASE) IN NET ASSETS	328,271	15,222	187,046	(168,778)	16,240
NET ASSETS AT BEGINNING OF YEAR	7,681,008	7,665,786	7,478,740	7,647,518	7,631,278

NET ASSETS AT END OF YEAR— (Including undistributed net investment income, 2002–$190,586; 2001–$189,702; 2000–$187,980; 1999–$190,069; 1998–$190,062)	$8,009,279	$7,681,008	$7,665,786	$7,478,740	$7,647,518

See notes to financial statements.

SCIOTO INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, 2000, 1999 AND 1998

1. ACCOUNTING POLICIES

Organization—The Company was incorporated in 1933 in Ohio. In September 1976 the Company registered under the Investment Company Act of 1940 and presently operates as a non-diversified, closed-end management company. See Note 3 regarding sale of Company assets on August 30, 1976, with changes only of this Company’s business and name.

Security Valuation—Investments in municipal bonds are stated at the bid price as of the end of the year. The bid price (used to determine quoted market value in the accompanying schedule of investments) is determined from written quotations received from a reputable broker. Investments in money market funds are stated at cost which equals market value. At December 31, 2002, unrealized appreciation of investments of $327,387 consisted of $340,896 of unrealized gains and $13,509 of unrealized losses. Amortized cost of investments is the same for Federal income tax purposes.

Security Transactions—Security transactions are accounted for on the trade date. Sales (including maturities) of investments, excluding money market funds, for the year ended December 31, 2002 were $400,000. Cost of securities sold is determined using the identified amortized cost basis. There were no purchases of securities, excluding money market funds, during 2002.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax—The Company’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, principally Sections 851 and 852 of Subchapter M, and to annually distribute substantially all of its investment income to its shareholders; accordingly, no Federal income tax provision is required on net investment income. Realized capital gains are subject to Federal income tax at regular corporate capital gains tax rates. Realized capital losses can only be used to offset capital gains.

The Tax Reform Act of 1984 permits certain regulated investment companies to be personal holding companies as defined in Section 542 of the Internal Revenue Code. The Company will be able to retain regulated investment company status for Federal income tax purposes even if it is a personal holding company. As a personal holding company, the Company is permitted to invest in taxable investments. If, at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets of the Company consist of tax exempt obligations, a pro-rata portion of the Company’s distributions will qualify as exempt interest dividends.

Income and Expense Recognition—Interest income and related expenses are recognized on the accrual basis. Amortization of bond premiums and accretion of bond discounts, calculated using a method which approximates the interest method, are charged or credited against interest income over the term of the bond.

2. FINANCIAL HIGHLIGHTS

Selected data for each of the 447,950 common shares of Scioto Investment Company outstanding for each of the five years in the period ended December 31, 2002 is as follows:

Per Share Data:	2002	2001	2000	1999	1998
Net asset value at beginning of year	$17.16	$17.12	$16.70	$17.07	$17.04
Income from investment operations:
Investment income (bond interest)	0.69	0.70	0.70	0.63	0.68
Operating expenses	(0.28)	(0.24)	(0.22)	(0.18)	(0.15)

Net investment income	0.41	0.46	0.48	0.45	0.53
Unrealized and realized gain (loss) on investments	0.73	0.03	0.42	(0.38)	0.03

Total from investment operations	1.14	0.49	0.90	0.07	0.56

Distributions to shareholders (dividends)	(0.42)	(0.45)	(0.48)	(0.44)	(0.53)

Net asset value at end of year	$17.88	$17.16	$17.12	$16.70	$17.07

Total return (aggregate)	2.34%	2.80%	5.38%	0.37%	3.29%

Ratios to Average Net Assets:	2002	2001	2000	1999	1998
Operating expenses	1.54%	1.40%	1.31%	1.12%	0.86%
Net investment income	2.34%	2.62%	2.78%	2.64%	3.11%
Supplemental Data:
Net assets at end of year	$8,009,279	$7,681,008	$7,665,786	$7,478,740	$7,647,518
Number of shares outstanding at end of year	447,950	447,950	447,950	447,950	447,950
Portfolio turnover rate	5.30%	23.43%	21.07%	19.60%	52.86%

3. SALE OF COMPANY ASSETS, CHANGES IN BUSINESS, AND LEASE LIABILITIES UNDERTAKING

Prior to August 30, 1976, the Company operated a chain of 54 supermarkets and 12 discount department stores in Ohio, West Virginia, and Kentucky in leased premises. On June 30, 1976, the Company and each of its subsidiaries (the “Company”) entered into an Agreement of Sale, pursuant to which substantially all of the assets of the Company were sold for $33.00 per Class A and Class B common share cash and assumption of all of the liabilities of the Company, however, the Company remains contingently liable for non-cancelable leases entered into previously that are still in effect. The Company would only be required to make payments under these leases in the event of non-payment of rent by the existing tenant, The Penn Traffic Company (“Penn” a Delaware Corporation, Federal ID #25-0716800, which acquired the Big Bear Stores Company, a Delaware Corporation, Federal ID #31-0888208), during an existing exercised option period.

Subsequent to the sale consummation on August 30, 1976, the Company’s subsidiaries were liquidated and merged into the Company, and the Company’s name was changed from Big Bear Stores Company, an Ohio corporation (Federal ID #31-4128470), to Scioto Investment Company, an Ohio corporation (no change in Federal ID #).

As indicated above, the Company remains contingently liable for non-cancelable leases entered into prior to the date of sale of substantially all of the assets of the Company on August 30, 1976. At December 31, 2002, the remaining minimum future lease rental commitments during the non-cancelable lease terms are approximately $3,150,000 ($2,740,000 at December 31, 2001) and the total of the non-cancelable leases plus total option periods minimum future lease rental commitments are approximately $10,160,000 ($10,855,000 at December 31, 2001), before considering any offsetting rental income the Company might receive if the Company subsequently directly leases the property to other parties. These non-cancelable leases require approximately $700,000 in annual minimum rentals at December 31, 2002 and 2001. No liability has been recorded in the financial statements for these contingent liabilities.

In December 1998 Penn defaulted on its debt obligations. Subsequently, Penn reached an agreement with its creditors and implemented the restructuring plan. Based upon the current circumstances and available information, no losses have been recorded by the Company or any claims submitted to the Company. Penn Traffic filed a Chapter 11 bankruptcy petition in U.S. Bankruptcy Court in Delaware on March 1, 1999 and completed the process emerging from Chapter 11 on June 29, 1999. Penn Traffic’s Chapter 11 restructuring enabled it to cancel $1.13 billion of debt in exchange for: $100 million of new senior notes; new shares of common stock; and warrants to purchase common stock. None of the leases as to which the Company could have any contingent liability were rejected in the Chapter 11 reorganization.

4. COMMON SHARES

The status of common shares at December 31, 2002 follows:

Title	Par Value	Shares Authorized	Outstanding
Class A	$.0066-2/3	4,000,000	108,800
Class B	$.0066-2/3	1,000,000	339,150

On July 29, 1981, the shareholders approved a 25 for 1 reverse stock split (this adjusted the post reverse split June 30, 1976 equivalent purchase price to $825 per share) which was effective August 3, 1981 and fractioned shares were purchased (total of $119,950) by the Company at the rate of $23.30 per pre-reverse split share based on the June 30, 1981 book value per share.

On December 13, 1989, the shareholders approved an amendment to the Articles of Incorporation to increase the authorized number, and reduce the par value, of the Company’s common shares and to eliminate provisions relating to the authorization of prior preferred stock and preferred stock. A 50-for-1 stock split, effective on December 14, 1989 (this adjusted the post split June 30, 1976 equivalent purchase price to $16.50 per share), was approved by the shareholders. Each share of Class A stock is entitled to one vote and each share of Class B stock is entitled to ten votes.

5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2002 and 2001 was from ordinary income.

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